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                                                                 EXHIBIT 10.4

                         STOCK REDEMPTION AGREEMENT

         AGREEMENT, made this ___ day of __________, 1997, by and between 800 TRAVEL SYSTEMS, INC., a Delaware corporation having offices at 4802 Gunn Highway, Suite 140, Tampa, Florida 33624 (the "Company") and MICHAEL CANTOR, an individual residing at 1160 South Ocean Boulevard, Manalapan, Florida 33462 (the "Shareholder").

                              W I T N E S S E T H

         WHEREAS, the Shareholder is currently the beneficial and record holder of _________ shares of the Company's common stock, par value $_______ par share and upon completion of the contemplated public offering of 1,800,000 shares of the Company's Common Stock shall be entitled to receive an additional _____ shares (collectively, the "Shares); and

         WHEREAS, the Company and the Shareholder mutually desire that the Company redeem all, and not less than all, of the Shares on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and of the mutual promises and other good and valuable considerations hereinafter contained, the parties hereto agree as follows:

         1. Redemption and Redemption Price. Subject to the conditions set forth in paragraph 4 of this Agreement, at the Closing (as hereinafter defined) the Company shall redeem from the Shareholder all, but not less than all, of the Shares at a redemption price (the "Redemption Price") equal to the initial public offering price of the shares, currently anticipated to be $5.00, less $1.25, so the currently anticipated purchase price is three dollars and seventy-five cents ($3.75) per share.

         2.   Closing.

              a. Date, Time and Place. Subject to the provisions of paragraphs 4(a) and 5 of this Agreement, the closing of the redemption contemplated by this Agreement (the "Closing") shall occur at 10:00 a.m. at the offices of Phillips Nizer Benjamin Krim & Ballon LLP, 666 5th Avenue, New York, New York 10103, on a date to be mutually agreed upon by the parties which in any event shall be no later than ten (10) business days after the closing of the initial public offering of the Company's securities.

              b. Deliveries. At the Closing: (i) the Shareholder shall sell, transfer and deliver the Shares to the Company, surrender and deliver to the Company all certificates representing the Shares or any portion of the Shares, together with stock powers separate from certificates, duly endorsed in blank by the Shareholder, and deliver to the Company the certificate required by paragraph 4(d) hereof; and (ii) the Company shall pay to the Shareholder the Redemption Price, in full, in lawful money of the United States of America, by delivery of the Company's certified check in the amount of the Redemption Price payable to the order of the Shareholder, or by wire transfer of the Redemption Price in federal funds to such bank account as shall be designated





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by the Shareholder for such purpose, and shall deliver to the Shareholder the certificate required by paragraph 4(c) hereof.

         3.   Representation and Warranties.

              a.   The Company represents and warrants to the Shareholder that:

                   (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                   (ii) The Company has full corporate power and authority and has taken all corporate action necessary to authorize, execute and deliver this Agreement and to consummate the transaction contemplated hereby; and this Agreement has been duly executed and delivered by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium and similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought;

                   (iii) Neither the execution and delivery of this Agreement, nor the consummation of the transaction contemplated hereby, does or will violate any provision of the Company's Certificate of Incorporation or By-laws, or violate or result in the breach of any agreement or any federal or state law, rule, regulation, judgment, decree or order of any governmental authority or court to which the Company is subject or by which it is bound;

                   (iv) The capital of the Company is, and at the Closing will be, in excess of the Redemption Price, and the payment of the Redemption Price will not impair the Company's capital; and

                   (v) The Shares have been duly authorized and validly issued to the Shareholder and are non-assessable.

              b.   The Shareholder represents and warrants to the Company that:

                   (i) He is the sole beneficial and record holder of the Shares, and has not granted or sold any options or other rights to purchase any of the Shares to any individual, person or entity, other than to the Company under this Agreement;

                   (ii) The Shares are not subject to any liens or other encumbrances, and at the Closing will be delivered free and clear of the same;


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                   (iii)    Neither the execution and delivery of this
Agreement nor the consummation of the transaction contemplated hereby does or will violate or result in the breach of any agreement or any federal or state law, rule, regulation, judgment, order or decree of any governmental authority or court to which the Shareholder is subject or by which he is bound;

                   (iv) This Agreement has been duly executed and delivered by the Shareholder and is a valid and binding obligation of the Shareholder enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium and similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought; and

                   (v) The shares referred to in the Preamble hereto represent all of the shares which the Shareholder is entitled to receive pursuant to the various agreements between the Shareholder and the Company, and, subject to the closing of the IPO as contemplated by the Company's registration statement filed with the Securities and Exchange Commission on June __, 1997, and payment for the Shares as contemplated hereby, the Shareholder hereby releases the Company from any claims it has against the Company for any additional shares of capital stock of the Company.

         4. Conditions to Closing. The obligations of the parties to consummate the transaction contemplated by this Agreement shall be subject to satisfaction, on or before the Closing, of each of the following conditions, unless waived in writing by the party to be so satisfied:

              a. The initial public offering of the Company's securities shall have been consummated and closed;

              b. The representations and warranties of each of the Company and the Shareholder contained herein shall be true and accurate in all material respects as of the date when made and at and as of the Closing as though made at and as of such date;

              c. The Company shall have furnished to the Shareholder a certificate of the Company's President to the effect that: (i) the initial public offering referred to in subparagraph a of this paragraph 4 has been consummated and closed with net proceeds to the Company as set forth in such subparagraph a, and (ii) all representations and warranties of the Company contained in this Agreement are true and accurate in all material respects at and as of the Closing; and

              d. The Shareholder shall have furnished to the Company his certificate to the effect that all representations and warranties of the Shareholder contained in this Agreement are true and accurate in all material respects at and as of the Closing.

         5. Termination. Anything contained in this Agreement to the contrary notwithstanding, in the event the initial public offering described in paragraph 4(a) has not been consummated and closed on or before September 30, 1997, then either party may, upon





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not less than two (2) weeks' prior written notice, terminate this Agreement.

         6. Notices. Any notice given or required to be given pursuant to this Agreement shall be in writing and shall be deemed given three (3) days after being deposited in the U.S. Mail, first-class postage prepaid, addressed to the parties at the respective address first above written or such other address as may be established by written notice given in accordance with the provisions of this paragraph 6.

         7.   Miscellaneous.

              a. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, supersedes all prior such agreements whether written or oral, and may not be amended or otherwise modified except by a subsequent written instrument duly executed by the parties hereto.

              b. No Waiver. No delay or failure by either party to exercise any right hereunder, and no partial or single exercise of any such right, shall constitute a waiver of that right or any other right, unless expressly waived in writing.

              c. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

              d. Binding Effect. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors, representatives and assigns.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                            800 TRAVEL SYSTEMS, INC.



                            By:___________________________
                                      President




                            ______________________________
                                 MICHAEL CANTOR





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